Exhibit 10



                                   AGREEMENT


THIS AGREEMENT made and entered into this 15 day of August, 2002, by and between
                                          --        ------  ----
INTERWEST  TRANSFER  CO.,  INC.,  hereinafter  referred  to as  the  Agent,  and

Microsourceonline, Inc., hereinafter referred to as the "Company".
-----------------------

WITNESSETH:

     1.   Agent shall be and is hereby appointed  transfer agent,  warrant agent and registrar for the common stock of the company.

     2.   The  secretary  of the Company  will file with the Agent  before Agent begins to act as transfer agent:

     A.   A copy of the Articles of Incorporation of the Company.

     B.   Specimens of all forms of  outstanding  certificates  of shares of the company in the form approved by the Board of Directors.

     C.   A list of all  outstanding  securities  together with a statement that future  transfers may be made without  restriction on all  securities  except as noted by the secretary and except shares  subject to a restriction  noted on the face of said shares and in the corporate stock records.

     D.   A list of all shareholders  considered "insiders" or "control" persons as defined in the Securities  Act of 1933,  1934, and other acts of congress and rules and regulations of the United States  securities and Exchange  Commission,

or any State Securities Division, when applicable.

     E.   The names and  specimen  signatures  of all  officers who are and have been authorized to sign certificates for shares on behalf of the company and the names and addresses of any other transfer  agents or registrars of shares of the company.

     F.   A copy of the  resolution  of the Board of  Directors  of the  company authorizing  the  execution  of  the  Agreement  and  approving  the  terms  and conditions hereof, certified by the secretary of the Company.

     G.   In the event of any  future  amendment  or change in respect to any of the foregoing, prompt written notifications of such change, together with copies

of  all  relevant   resolutions,   instruments  or  other  documents,   specimen

signatures,  certificates, opinions or the like, as the agent may deem necessary or appropriate.

     3.   The company hereby authorizes Agent to purchase stock  certificates as needed to perform regular  transfer  duties;  such costs being paid  immediately upon notice of such purchase.

     4.   Transfer of shares shall be made and  effected by Agent,  and shall be registered and new certificates  issued upon surrender of the old  certificates,

in a form deemed by Agent  properly  endorsed for  transfer,  with all necessary endorser's  signatures guaranteed in such form and manner as Agent requires by a guarantor  reasonably  believed by Agent to be responsible,  accompanied by such assurances  as Agent  shall  deem  necessary  or  appropriate  to  evidence  the genuiness and  effectiveness  of such necessary  endorsement,  and  satisfactory evidence of compliance with all applicable laws relating to collection of taxes,

if any. That all transfer of shares and issuance of  certificates  shall be at a fee chargeable by Agent at his  discretion,  such fee to be paid by such person,

persons, firms or corporations requesting such transfer, in advance.

     5.   In registering  transfers,  Agent may rely upon the Uniform Commercial

Code,  Section  17 of the  Securities  Code as set forth by the  securities  and

Exchange  Commission,  or any  other  statute  with in the  opinion  of  counsel protects Agent and company for purposes of inquiry, or in refusing  registration wherein an adverse  claim may require such  refusal.  Issuer  agrees to hold the

Agent  harmless from any liability  resulting from  instructions  issued to said

Agent by issuer.

     6.   Agent shall maintain  customary records in connection with its agency,

all of which shall be available for examination and inspection by the company at all reasonable times.

     7.   The  company  will pay a  one-time  set up fee.  An annual fee will be charged  to  maintain  computerized  records of the  Company  in an orderly  and accurate manner (see attached fee schedule),  and enable Interwest Transfer Co,,

Inc., to act as transfer agent or registrar, or both.

     8.   The company  may remove  Agent at any time by giving  forty-five  (45)

days written  notice in the form of a resolution  from the Board of Directors of the company. Upon receipt of such proper notice, a termination fee (see attached fee schedule) and any other bills, Agent shall deliver to its successor,  or the company, its records as Agent.

     9.   Agent  shall not be liable for any error of  judgement  or for any act done or step  taken or  omitted  by it in good  faith,  except  its own  willful misconduct.  Company does hereby agree to indemnify and hold harmless Agent, and each and all of its officers, directors,  employees, and agents from and against any loss,  damage or expense  which may arise  directly or  indirectly  from any actions, suits, threats of suit, or claims of any kind or nature, other than any such resulting from the willful misconduct of agent.

     10.  Company agrees to reimburse  Agent for any and all expenses  resulting from the  serving  upon  agent of a subpoena  by a Federal or State  Agency or a request from one of said  agencies,  requiring or requesting  that agent produce information or documents to said agency.  Said expenses shall include but not be limited to travel expenses, copying charges, computer time, employee times, etc.

     11.  Company  agrees to pay all amounts  due to agent  under this  contract within 30 days of billing.  Company  specifically agrees that Agent shall have a lien  against  all  company  records to secure any  amounts  owing to agent.  In addition,  Company specifically agrees that Agent may, at its option,  refuse to make any  transfers of Company's  securities  until past due accounts  have been paid.

     12.  This  agreement  may not be assigned by Agent  without  express  prior written consent of the company.

AGREED AND ENTERED INTO the day and year first written above.








                                           INTERWEST TRANSFER CO., INC.


                                           BY:
                                              ----------------------------------

                                         BY:  /s/ Sumit Majumdar
                                            ----------------------------------
                                               Sumit Majumdar

                                              Microsourceonline, Inc.
                                            ----------------------------------
                                            COMPANY




                                        3